UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 24, 2021

ISABELLA BANK CORPORATION
(Exact name of registrant as specified in its charter)

MICHIGAN	000-18415	38-2830092
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 North Main Street, Mt. Pleasant, Michigan	48858-1649
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (989) 772-9471
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.l4a-l2)

☐	Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240.l4d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.l3e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d)    Appointment of Richard L. McGuirk as a Director for Isabella Bank Corporation and Isabella Bank
On February 24, 2021, the Board of Directors of the Corporation appointed Richard L. McGuirk (age 49) to the Board of Directors of Isabella Bank Corporation and to the Board of Directors of Isabella Bank effective March 31, 2021. Mr. McGuirk will serve a term as a director until the Corporation's Annual Meeting of Shareholders in 2021. The Board has determined that Mr. McGuirk is an "independent director" within the meaning of applicable rules and regulations of the Securities and Exchange Commission. Mr. McGuirk will serve on the Corporation's Loan and Trust committees.
Appointment of Chad R. Payton as a Director for Isabella Bank Corporation and Isabella Bank
Also on February 24, 2021, the Board of Directors of the Corporation appointed Chad R. Payton (age 52) to the Board of Directors of Isabella Bank Corporation and to the Board of Directors of Isabella Bank effective March 31, 2021. Mr. Payton will serve a term as a director until the Corporation's Annual Meeting of Shareholders in 2022. The Board has determined that Mr. Payton is an "independent director" within the meaning of applicable rules and regulations of the Securities and Exchange Commission. Mr. Payton will serve on the Corporation's Audit, Information Technology and Finance committees.
Section 8 - Other Events
Item 8.01 Other Events.
    On March 1, 2021, the Corporation issued a press release announcing that its Board of Directors declared a twenty-seven cent ($0.27) per common share first quarter cash dividend, payable March 31, 2021 to shareholders of record as of March 26, 2021.
A copy of the press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.
The information in this Item 8.01 of Form 8-K and Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing made by the registrant under the Securities Act of 1933, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such filing.
Section 9 - Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits:

Exhibit No.	Description

99.1	Dividend press release issued March 1, 2021

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISABELLA BANK CORPORATION

Dated:	March 1, 2021	By:	/s/ Jae A. Evans
Jae A. Evans, President & CEO